Exhibit 99.1

Patriot Scientific Corporation Announces Retention of Dominion Harbor as Licensing Agent for MMP™ Portfolio

CARLSBAD, Calif., Oct. 13, 2014 –(PRNewswire)–Patriot Scientific Corporation (OTCQB: PTSC) today announced that its joint venture Phoenix Digital Solutions (PDS), has entered into an agreement with Dominion Harbor Group, LLC (DHG) to provide licensing and enforcement services to the Moore Microprocessor Patent (MMP) Portfolio™.

“I am extremely pleased to announce that PDS has engaged Patriot’s selection for an additional licensing company to represent the MMP Portfolio,” stated Cliff Flowers, Patriot’s Interim CEO. “We are excited to have DHG’s world-class talent and depth of experience on our team, and believe their skills provide an excellent opportunity for the revitalization of the licensing program.”

“In July Patriot announced that PDS had entered into an agreement paving the way for the engagement of a second company to secure licenses to the MMP Portfolio,” stated Carlton Johnson, Patriot Board member and its appointee to the PDS Management Committee. “Today’s announcement represents the fulfillment of that important effort.”

“We are excited to help PDS build on the strong licensing history of the MMP Portfolio,” said Dominion CEO David Pridham. “Given its established value, we call on future licensees to promptly engage in productive licensing discussions.”

About Patriot Scientific Corporation

Headquartered in Carlsbad, California, Patriot Scientific Corporation is the co-owner of the Moore Microprocessor Patent Portfolio™. For more information on PTSC, visit www.ptsc.com.

About the MMP Portfolio™

The MMP Portfolio includes US patents as well as their European and Japanese counterparts, which cover techniques that enable higher performance and lower cost designs essential to consumer and commercial digital systems ranging from PCs, cell phones and portable music players to communications infrastructure, medical equipment and automobiles.

About Dominion Harbor Group, LLC

Dominion Harbor Group was founded in 2013 by seasoned legal, technical, engineering and financial professionals dedicated to the premise that patents are a sacrosanct and critical component of the United States and global commercial marketplaces. The firm’s highly specialized and talented team manages, helps protect and preserve intellectual property portfolios, maximizes values of patent portfolios through licensing, helps enforce and defend clients’ critical intellectual property rights, and advises owners and investors in realizing appropriate value for innovations and risk taking in the patent market.

www.dominionharbor.com

1

Safe Harbor Statement: Statements herein which are not purely historical, including statements regarding Patriot Scientific Corporation’s intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements involve risks and uncertainties including, but not limited to, the risk that current and additional licensing agents may not be successful in generating licensing revenues or in implementing the MMP licensing program, the risk that the recently filed actions and litigation strategy may not be successful, and the risks and uncertainties relating to the future of our MMP joint-venture. It is important to note that the company’s actual results could differ materially from those in any such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, risks and uncertainties associated with the effect of changing economic conditions, trends in the products markets, variations in the company’s cash flow, market acceptance risks, patent litigation, technical development risks, and seasonality. Our business could be affected by a number of other factors, including the risk factors listed from time to time in the company’s SEC reports including, but not limited to, the annual report on Form 10-K for the year ended May 31, 2014. The company cautions investors not to place undue reliance on the forward-looking statements contained herein. Patriot Scientific Corporation disclaims any obligation, and does not undertake to update or revise any forward-looking statements made herein.

Contact:

Patriot Investor Relations ir@ptsc.com

760-547-2700 x-102

SOURCE Patriot Scientific Corporation

Website: http://www.ptsc.com

2